UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 3, 2023

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on September 6, 2023, Mullen Automotive Inc. (the “Company”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (the “Staff”) indicating that the Company did not meet the Staff’s September 5, 2023, deadline to regain compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) due to the Company’s failure to maintain a minimum bid price of $1.00 per share for a minimum of ten consecutive business days prior to the expiration of the previously granted Nasdaq grace period (pursuant to the Nasdaq Listing Rules, Nasdaq has the discretion to monitor a company for as long as twenty business days prior to deeming a company in compliance with the Bid Price Rule). On September 6, 2023, the Company requested a hearing before a Nasdaq Hearings Panel (the “Panel”) at which it may request a further extension of time and present its plan to regain compliance with the Bid Price Rule. The requested hearing stays any delisting or suspension action pending the issuance of the Panel decision and the expiration of any additional extension period granted by the Panel following the hearing.

On October 3, 2023, the Company received an additional written notice from the Staff indicating that the Staff had concluded that the Company did not hold an annual meeting in the fiscal year ended September 30, 2023, that met the Nasdaq annual meeting standard, as set forth in Nasdaq Listing Rule 5620(a) (the “Annual Meeting Rule”). While the Company held an annual meeting on August 3, 2023 and the proposals that were approved at the meeting including the election of directors are, and remain, valid, the Staff determined that such meeting did not satisfy the Annual Meeting Rule since the Company did not afford stockholders the opportunity to discuss Company affairs with management at the meeting as required under Nasdaq Listing Rule IM-5620. The Company will present its plan to demonstrate compliance with the Annual Meeting Rule at the previously scheduled Bid Price Rule hearing and the Panel will consider this matter in their decision regarding the Company’s continued listing on The Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: October 6, 2023	By:	/s/ David Michery
David Michery
Chief Executive Officer